UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in its charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Federal Way, Washington 98063-9777
(Address of Principal executive offices) (zip code)

Registrant’s Telephone number, including area code: (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 22, 2014, Weyerhaeuser Company (the “Company”) issued a press release announcing the commencement of its exchange offer related to the split-off of Weyerhaeuser Real Estate Company (“WRECO”), an indirect wholly owned subsidiary of the Company. The exchange offer is in connection with the previously announced “Reverse Morris Trust” transaction, pursuant to which a wholly owned subsidiary of TRI Pointe Homes, Inc. (NYSE: TPH) (“TRI Pointe”) will merge with and into WRECO, with WRECO surviving the merger and becoming a wholly owned subsidiary of TRI Pointe. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is filed with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press release of Weyerhaeuser Company dated May 22, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weyerhaeuser Company
Date: May 22, 2014
/s/ Jeanne M. Hillman
	Name:	Jeanne M. Hillman
	Title:	Vice President and Chief Accounting Officer